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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 9, 2001

                                IXYS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          000-26124                                      77-0140882-5
    (Commission File No.)                     (IRS Employer Identification No.)

                              3540 Bassett Street
                             Santa Clara, CA 95054
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 982-0700

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Registrant and risks arising when investing in Registrant, investors are directed to Registrant's most recent Report on Form 10-K as filed with the Securities and Exchange Commission.

     On May 9, 2001, Registrant announced financial results for the three-month period and fiscal year ended March 31, 2001. A copy of the press release of Registrant is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

(c)  Exhibits

     Exhibit
     Number    Description
     ------    -----------
     99.1      Press Release, dated May 9, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IXYS CORPORATION

Dated:  May 15, 2001            By:  /s/ Arnold P. Agbayani
        ------------                -------------------------------
                                    Arnold P. Agbayani
                                    Vice President, Chief Financial Officer and
                                    Director (Principal Financial Officer)

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                                 EXHIBIT INDEX

99.1   Press Release, dated May 9, 2001.

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